Supplement to Prospectus Dated May 1, 1997
                         Supplement dated March 10, 1998

This Supplement should be retained with the current Prospectus for your variable annuity contract issued by American Skandia Life Assurance Corporation ("American Skandia"). If you do not have a current prospectus, please contact American Skandia at 1-800-SKANDIA.

Notice of Proxy
Contract Owners with Account Value allocated to the Federated Utility Income Sub-account and/or the Berger Capital Growth Sub-account as of March 9, 1998 ("record date") will be receiving a solicitation of proxy as beneficial owners of units of the respective Sub-accounts that invest in underlying shares of the Federated Utility Income and/or Berger Capital Growth portfolios of American Skandia Trust ("shareholders").

Shareholders of the Federated Utility Income portfolio are being asked to reappoint American Skandia Investment Services, Incorporated as investment manager of the portfolio, to appoint Neuberger&Berman Management Incorporated as the new portfolio sub-advisor, to change the portfolio's investment objective and certain fundamental investment restrictions, and to change the portfolio's name to "Neuberger&Berman Mid-Cap Value"

Shareholders of the Berger Capital Growth portfolio are being asked to reappoint American Skandia Investment Services, Incorporated as investment manager of the portfolio, to appoint Neuberger&Berman Management Incorporated as the new portfolio sub-advisor, to change the portfolio's investment objective and certain fundamental investment restrictions, and to change the portfolio's name to "Neuberger&Berman Mid-Cap Growth."

Contract Owners who choose to allocate Account Value to either the Federated Utility Income Sub-account or the Berger Capital Growth Sub-account after the record date will not receive a proxy solicitation and will not be entitled to vote on the changes outlined above. Contract Owners should take this into consideration if they are considering allocating Account Value to either the Federated Utility Income Sub-account or the Berger Capital Growth Sub-account.

Proposed Substitution
On or about the date of this Supplement, American Skandia intends to file an application with the Securities and Exchange Commission ("SEC") to substitute the Neuberger&Berman Partners Sub-account and the underlying shares of the Partners Portfolio of Neuberger&Berman Advisors Management Trust for the Neuberger&Berman Mid-Cap Value Sub-account and the underlying shares of the Neuberger&Berman Mid-Cap Value portfolio of American Skandia Trust ("AST").

In the application, American Skandia is seeking permission to allow transfers from the Neuberger&Berman Partners Sub-account to any other investment options available under the Annuity for a period of 30 days prior to any substitution without the imposition of any transfer fee. Under the proposed substitution, such transfers would not count in determining whether the maximum number of free transfers has been exceeded. Furthermore, under the proposed substitution, the transfer of Account Value from the Neuberger&Berman Partners Sub-account to the Neuberger&Berman Mid-Cap Value Sub-account would likewise not be subject to a transfer fee nor count in determining whether the maximum number of free transfers have been exceeded. The proposed substitution will not affect your rights or our obligations under the Annuity. American Skandia will bear any expenses in connection with the proposed substitution.

In anticipation of the proposed substitution, the Neuberger&Berman Partners Sub-account and the Partners Portfolio of the Neuberger&Berman Advisor Management Trust will no longer be offered as an investment option in Annuities issued on or after May 1, 1998. Contract Owners with Account Value allocated to the Neuberger&Berman Partners Sub-account on May 1, 1998 may remain in the Sub-Account until the earliest to occur of: (1) the date they transfer Account Value out of the Neuberger&Berman Partners Sub-account; or (2) the date the proposed substitution is completed. Contract Owners who have a dollar-cost averaging, bank drafting, rebalancing or asset allocation program in effect as of May 1, 1998 that includes the Neuberger&Berman Partners Sub-account will be able to continue such pre-scheduled transactions until the date the proposed substitution is completed.

ASL  (3/98)

Roth IRA/SEP IRA/SIMPLE IRA
The section of the Prospectus entitled "Purchasing Annuities - Uses of the Annuity" is amended as follows:

The Annuity may be issued in connection with or purchased as a funding vehicle for certain retirement plans designed to meet the requirements of various sections of the Code. These include, but are not limited to: (a) Section 401 (corporate, association, or self-employed individuals' retirement plans); (b)
Section 403(b) (tax-sheltered annuities available to employees of certain qualifying employers); (c) Section 408 (individual retirement accounts and individual retirement annuities - "IRAs"; Simplified Employee Pensions - "SEPs"; and Savings Incentive Match Plans for Employees - "SIMPLE IRAs"); and (d)
Section 408A (Roth IRAs).

The section of the Prospectus entitled "Certain Tax Considerations - Penalty on Distributions" is amended as follows:

 With respect to Roth IRAs only, distributions are not subject to federal income tax or the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made, and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to a penalty tax.

The section of the Prospectus entitled "Certain Tax Considerations - Individual Retirement Programs" is amended as follows:

Eligible individuals may maintain an individual retirement account or individual retirement annuity ("IRA"). Subject to limitations, contributions of certain amounts may be deductible from gross income. Such persons may also maintain a form of IRA called a "Roth IRA". Contributions to a Roth IRA are not deductible but, under certain circumstances, distributions from such an account are tax-free. Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into a Roth IRA. Eligible employers that meet specified criteria may establish savings incentive match plans for employees or Simplified Employee Pensions using the employees' IRAs. These arrangements are known as SIMPLE IRAs and others as SEP IRAs. Employer contributions that may be made to SIMPLE IRAs and SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.